UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 13, 2024

Date of Report (date of earliest event reported)

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Greenidge Generation Holdings Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market

8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2024, the Board of Directors (the “Board”) of Greenidge Generation Holdings Inc. (the “Company”) executed an unanimous written consent pursuant to which the Board approved the Second Amended and Restated 2021 Equity Incentive Plan (the “Second Amended and Restated Plan”).

The Second Amended and Restated Plan provides for an increase in the maximum aggregate number of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), that may be issued by 700,000 shares of Class A common stock, from 883,111 shares of Class A common stock under the Company’s Amended and Restated 2021 Equity Incentive Plan to 1,583,111 shares of Class A common stock under the Second Amended and Restated Plan (such increase in shares of Class A common stock authorized for issuance referred to hereafter as the “Authorized Share Increase”).

On November 13, 2024, entities controlled by Atlas Capital Resources GP LLC, which as of November 12, 2024 (the “Record Date”), beneficially owned 119,047 shares of Class A common stock and 2,680,030 shares of the Company’s Class B common stock, par value $0.0001 per share, representing 74.7% of the total voting power of the Company’s outstanding capital stock entitled to vote in a stockholder meeting of the Company, as of the Record Date, executed a written consent pursuant to which it approved the Authorized Share Increase and adopted the Second Amended and Restated Plan, such Authorized Share Increase and Second Amended and Restated Plan to be effective 40 calendar days after the date that the Notice of Internet Availability of the Information Statement is sent or given to the Company’s stockholders.

 The foregoing description of the Second Amended and Restated Plan does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Plan attached as Annex A to the Information Statement, a copy of which is filed as Exhibits 10.1 hereto and is hereby incorporated into this report by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

See the information set forth in Item 5.02 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated 2021 Equity Incentive Plan (incorporated by reference to Annex A to the Definitive Information Statement on Form DEF 14C filed with the SEC on November 18, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: November 18, 2024